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                                                                   Exhibit 10.36

                                 PROMISSORY NOTE

$ 200,000.00                      Dallas, Texas                    June 30, 1999

     FOR VALUE RECEIVED, the undersigned, Dan Cushing (the "Borrower"), hereby unconditionally promises to pay to the order of Prentiss Properties Acquisition Partners, L.P., a Delaware limited partnership (the "Lender"), at the office of the Lender or at such place as the holder hereof may designate from time to time in writing, the principal amount of TWO HUNDRED THOUSAND DOLLARS ($200,000.00) or such lesser amount as may be outstanding from time to time, plus all accrued but unpaid interest, due in respect of the Loan and all other amounts due Lender under this Note or the Loan Agreement (defined below) on the dates as agreed in this Note.

     Section 1. Identification; Certain Definitions. This Note is given subject
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to the terms and conditions of the Loan Agreement of even date by and between the Lender and the Borrower (the "Loan Agreement") and is entitled to the benefits thereof and of all documents executed in connection therewith. All capitalized terms not otherwise defined herein have the meanings assigned to such terms in the Loan Agreement.

     Section 2. Maturity. The entire principal, together with all accrued but
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unpaid interest, shall be due and payable on the fifth (5th) anniversary of the date of this Note.

     Section 3. Interest.
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          (a) The principal balance of this Note shall accrue interest from the date of advance at a rate of the lesser of (i) seven percent (7 %) per annum, and (ii) the maximum nonusurious interest rate allowed under applicable law (the "Maximum Rate"). Notwithstanding any provision herein to the contrary, all past due payments of principal and interest hereunder shall bear interest at the Maximum Rate.

          (b) All computations of interest, both before and after maturity, shall be made on the basis of a year of 365 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

     Section 4. Prepayment. The indebtedness evidenced by this Note may be
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prepaid, in whole or in part, without penalty or premium, at any time and from time to time.

     Section 5. Nature of Obligations. The obligations of Borrower under this
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Note and the Loan Agreement are with recourse as to the Borrower and are unsecured.

     Section 6. Payments.
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          (a) Whenever any payment to be made under this Note shall be stated to be due on a day that is not a business day, the due date thereof shall be extended to the next succeeding business day, and, with respect to any payments of principal, interest thereon shall be payable at the applicable rate during such extension. The amount of any and all payments made to the Lender shall be credited first to any interest accrued and then to the

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     principal balance due under this Note until such time that said principal balance is paid in full.

          (b) The Borrower shall make quarterly payments in an amount equal to the product of the original principal amount of the Loan and the Quarterly Yield Rate (defined below) such payment to be made on the 17th day of January, April, July, and October (the "Quarterly Payment Date") of each calendar year until the earlier to occur of (i) the payment or prepayment of the outstanding principal balance together with any accrued but unpaid interest thereon, and (ii) the maturity date specified herein. Such payment shall be applied as set forth in Section 6(a) of this Note. The term "Quarterly Yield Rate" as used herein shall mean the percentage obtained by dividing (x) the amount of the quarterly dividends declared per common share, par value $0.01 per share, of the Lender (the "Common Shares") and paid on or about the Quarterly Payment Date, by (y) the closing price of a Common Share on the New York Stock Exchange on the date amounts under this Note are advanced by the Lender.

     Section 7. Events of Default. The occurrence of any of the following
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specified events shall constitute an "Event of Default":

          (a) Nonpayment. A failure by the Borrower to pay any installment of
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     interest on the Note or any principal amount when due, or any other amount payable thereunder or hereunder; or

          (b) Breach of Warranty. Any representation, warranty or statement made
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     or deemed made by the Borrower herein or in any other agreement between
     Borrower and Lender shall prove to have been incorrect or untrue in any material respect on or as of the date made or deemed made; or

          (c) Termination of Employment. The Borrower's employment with the
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     Lender is terminated, with or without cause, or terminated by reason of death or disability, provided, however, that the absence of the Borrower on leave approved by a duly elected officer of the Lender, other than the Borrower, shall not be considered a termination of employment during the period of such leave; or

          (d) Bankruptcy. The entry of an order, judgment or decree by any court
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     of competent jurisdiction adjudicating the Borrower as a bankrupt or as insolvent or the making of an assignment for the benefit of creditors by the Borrower, or the commencement by or against the Borrower of a voluntary or involuntary case for relief as a debtor under Title 7 or Title 11 of the United States Bankruptcy Code or the commencement of any other bankruptcy, insolvency, reorganization, arrangement, debt adjustment, receivership, liquidation, trusteeship or custodianship proceedings by or against the Borrower, and, if instituted adversely, the consent by the Borrower to the same or the admission in writing of the material allegations contained in the petition filed in said proceedings or the admission in writing by the Borrower of his inability to pay his debts generally as they become due.

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     Section 8. Remedies.
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          (a) Simultaneously with the occurrence of any Event of Default described in Section 7(c) or (d) of this Note, the following shall occur automatically without any action being taken by the Lender: all obligations of the Borrower to the Lender shall become due and payable, whereupon an amount equal to the sum of the outstanding principal balance of the Note, any accrued but unpaid interest and all other fees and amounts owing hereunder and thereunder to the Lender shall become due and payable, without presentment, demand, protest, notice of protest, notice of intent to accelerate, notice of acceleration or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in any other document to the contrary notwithstanding.

          (b) During the continuance of any Event of Default described in
     Section 7(a) or (b) of this Note, at the option of the Lender, the Lender may, by written notice to the Borrower, declare all obligations of the Borrower to the Lender to be forthwith due and payable, whereupon an amount equal to the sum of the outstanding principal balance of the Note, any accrued but unpaid interest and all other fees and amounts owing hereunder and thereunder to the Lender shall become forthwith due and payable, without presentment, demand, protest, notice of protest, notice of intent to accelerate, notice of acceleration or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in any other document to the contrary notwithstanding.

     Section 9. Waivers. To the full extent permitted by the law, the Borrower
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hereby waves diligence, presentment, protest, demand and notice of every kind.
No failure or delay on the part of the Lender in exercising any right, power or privilege hereunder and no course of dealing between the Borrower and the Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

     Section 10. GOVERNING LAW. THIS NOTE HAS BEEN DELIVERED TO AND ACCEPTED BY
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THE BORROWER IN THE STATE OF TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE CHOICE OF LAW OR CONFLICT OF LAWS RULES THEREOF.

     Section 11. Limitations on Interest. Notwithstanding anything to the
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contrary in this Note or in any document evidencing the indebtedness evidenced hereby or in any other agreement entered into in connection herewith, whether now existing or hereafter arising, it is agreed that the aggregate of all interest and other charges constituting interest, or adjudicated as constituting interest, and contracted for, chargeable or receivable under this Note or otherwise in connection with this transaction shall under no circumstances ever exceed the Maximum Rate. If fulfillment of any provision hereof or of any document evidencing or securing the indebtedness contemplated hereby, at the time performance of such provision shall be due, shall involve transcending the Maximum Rate, then, ipso facto, the obligation to be fulfilled shall be reduced to the Maximum Rate; and if the Lender shall ever receive anything of value deemed interest under applicable law which would exceed the Maximum Rate, an amount equal to any excessive interest shall be applied

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to the reduction of the principal amount owing to the Lender and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to the Borrower. All sums paid or agreed to be paid to the Lender for the use, forbearance or detention of the indebtedness of the Borrower to the Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate of interest on account of such indebtedness shall not exceed the maximum amount permitted by applicable law. The term "applicable law" as used herein shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended to come into effect in the future. The provisions of this paragraph shall control and supersede all agreements between the Borrower and the Lender.

     Section 12. Pronouns. Whenever a pronoun of a particular gender is used in
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this Note, if appropriate that pronoun also will refer to the other gender and the neuter. Whenever a neuter pronoun is used in this Note, if appropriate that pronoun also will refer to the masculine and feminine gender.

                            [SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, the undersigned has executed this Note as of the day and year first above written.

                                     BORROWER:


                                     /s/ Dan Cushing
                                     -------------------------------------------
                                        Dan Cushing

LENDER'S ADDRESS:

Prentiss Properties Acquisition Partners, L.P.
3890 West Northwest Highway
Suite 400
Dallas, Texas  75220
214-654-0886
Attention: Gregory S. Imhoff